NCR Confidential Q4 2012 EARNINGS CONFERENCE CALL BILL NUTI, CHAIRMAN AND CEO February 7, 2013

NCR Confidential NOTES TO INVESTORS 2 Comments made during this conference call and in these materials may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements use words such as “seek,” “potential,” “expect,” “strive,” “continue,” “continuously,” “accelerate,” “anticipate,” “outlook,” “intend,” “plan,” “target” and other similar expressions or future or conditional verbs such as “will,” “should,” “would” and “could.” They include statements as to NCR’s outlook for 2013; anticipated or expected results; future financial performance; projections of revenue, profit growth and other financial items; future business segment performance; anticipated results from the acquisition of Retalix Ltd. and its integration into NCR; Continuous Improvement program and expectations regarding related cost savings; strategies and intentions regarding its pension plans and the effects thereof; discussion of other strategic initiatives and related actions; comments about future market or industry performance; and beliefs, expectations, intentions and strategies, among other things. Forward-looking statements are based on management’s current beliefs, expectations and assumptions, and involve a number of known and unknown risks and uncertainties, many of which are out of NCR’s control. These forward-looking statements are not guarantees of future performance, and there are a number of factors, risks and uncertainties, including those detailed from time to time in NCR’s SEC reports, including those listed in Item 1a “Risk Factors” of its Annual Report on Form 10-K, that could cause actual outcomes and results to differ materially from the results contemplated by such forward- looking statements. These materials are dated February 7, 2013, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and the related presentation materials will include “non-GAAP” measures in an effort to provide additional useful information regarding NCR’s financial results. An explanation of these non-GAAP measures and a reconciliation of these non-GAAP measures to comparable GAAP measures are included in the portion of these presentation materials entitled “Supplementary Non-GAAP Materials” and are available on the Investor Relations page of NCR’s website at www.ncr.com. Descriptions of many of these non-GAAP measures, including free cash flow, are also included in NCR’s SEC reports. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together.

NCR Confidential Q4 2012 KEY TAKEAWAYS 3 Order Growth of 15%, Backlog up 11% at year end Revenue - $1.64B, growth of 3% as reported and on a constant currency basis Software revenue growth of 12% year-over-year Exceeded annual software revenue target (4) NPOI - $181M, growth of 5% year-over-year Achieved all-time high Q4 NPOI margin of 11% (2) (3) (5) Strong free cash flow of $122M in Q4 (2) Additional contribution of $100M to U.S. Pension Plan Reduced global underfunded status by ~$880M at year end to ~$440M Successful completion of Phase I and II of pension strategy (1) Order growth and backlog does not include Radiant, Retalix, Consumables/IPS, and service annuity contracts. (2) See reconciliation of GAAP to non-GAAP measures in the non-GAAP supplemental materials and/or on the investor relations page of NCR’s website. (3) Post AT&T Spin-off, excluding Teradata (4) Software includes software, software as a service (SaaS) and software maintenance. (5) NPOI as a percentage of revenue (4) (1)

NCR Confidential FULL-YEAR 2012 FINANCIAL RESULTS 4 Revenue - $5.73B, growth of 8%; up 11% on a constant currency basis (1) Operational gross margin of 26.8%, 190 basis point expansion Record operational gross margin (2) (1) NPOI - $589M, growth of 22% year-over-year Achieved all-time full year NPOI margin high of 10.3% (1) (2) Software revenue of $560M, growth of 35% year-over-year Exceeded annual software revenue guidance for the year (3) Operational EPS of $2.49, growth of 20% year-over-year (1) Strong free cash flow of $146M in full year (1) (1) See reconciliation of GAAP to non-GAAP measures in the non-GAAP supplemental materials and/or on the investor relations page of NCR’s website. (2) Post AT&T Spin-off, excluding Teradata (3) Software includes software, software as a service (SaaS) and software maintenance. (4) NPOI as a percentage of revenue (4)

2012 OPERATING HIGHLIGHTS

- Customer-focused approach drove market share gains
- Achieved further industry, geographic and product diversity
- Continued investing in innovation, services and our people
- Executed M&A strategy
  - Hospitality vertical generating better-than-expected results; successful integration of Radiant
  - Retalix acquisition consistent with our strategy to expand in high-margin adjacencies, recurring revenue streams and omni-commerce software
  - Continued bolt-ons that strengthen technology portfolio and market positioning; i.e., uGenius (software/branch transformation), Transoft (software/cash management) and Hospitality (local office, Brazil)
- Implemented Phase II of pension management strategy; significantly reduced underfunded status - improved ~$880M from beginning of year; reduced overall liability, reduced deadweight cost and nearly eliminated volatility
- OFAC & FCPA internal investigations completed

Executed a **balanced** approach to strategic **growth**,
while tackling legacy issues to ensure **long-term** benefits

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LINE OF BUSINESS HIGHLIGHTS

Industry	Highlights	Key Developments
Financial 	▪ Revenue increase of 6% for 2012, 9% FX neutral ▪ Continued to invest in services and R&D ▪ Continued share gains in U.S. – acquired 47 new customers in Q4, bringing total to 475 since beginning of 2011 ▪ Acquired Transoft & uGenius Technology	▪ Executing on significant opportunities within branch transformation ▪ Scalable Deposit Module (SDM) continues to secure customer wins – ANZ (Australia), Capital Federal® Savings Bank ▪ Market enthusiasm for NCR APTRA™ converged solutions - Largest deployment to date of Interactive Teller - Passport solution adds multiple customers
Retail 	▪ Q4 segment operating income increased 76% y/y and operating margin increase of 380 basis points ▪ Self-checkout orders up 300% y/y in Q4; up 40% for full year ▪ Strong orders and backlog momentum – record orders in Q4; record backlog	▪ Noteworthy customer wins in Q4; including large-scale deployment of new SelfServ checkout units in North America in 2013 ▪ NCR Silver™ roll-out on target; expansion into fast casual food service; retail agreement with Staples ▪ Retalix acquisition accelerates software strategy, unlocks adjacent markets and substantially increases the size of our available market/relevance
Hospitality 	▪ Total revenue of $150M in Q4; 43% increase vs. prior year ▪ Securing benefits from integration synergies ▪ SaaS application sites up 8% y/y in Q4; up 33% for full year ▪ Operating income grew 29% y/y in Q4	▪ Performance driven by business momentum, excellent integration and realized synergies ▪ Solid customer wins in Q4 - multiple deployments for Venue Manager and loaded ticket solutions ▪ Launched new P1230 and P1530 point-of-sale terminals ▪ Introduced new solutions for restaurant and theater industries
Emerging Industries 	▪ Operating margin of 23% for 2012, up 240 basis points from prior year ▪ Travel orders up 385% in Q4 to a new record	▪ Tech & Telecom – launch of Managed IT Domain Services ▪ Travel – strong deployment of mobile/electronic boarding pass ▪ Services – third-party validation from Gartner and three-year agreement with SoloHealth

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RETALIX ACQUISITION COMPLETED

NCR + Retalix

Expands retail capabilities and market opportunity as business momentum begins to build

Strategic Rationale

- Consistent with NCR's strategy
- Acquired strong talent needed to grow business
- Maintains commitment to balanced strategic execution
- Builds upon NCR's core competencies while opening new available markets

Financial Impact

- Revenue forecast of $250-260M* and NPOI forecast of $35-40M
- Expect ~ $5-$10 million of pre-tax cost synergies in 2013 and $20-25M of annualized pre-tax cost synergies in three years
- One-time costs to achieve synergies of $25-30 million over two years
- Expected to be accretive to non-GAAP earnings for FY2013

* Pro-rated revenue from acquisition date and Including purchase accounting adjustments

	Financial Services	Retail	Hospitality	Emerging Industries
Business Highlights	✓ #1 in ATMs ✓ #1 in automated deposit in the U.S. ✓ #1 in ATM multi-vendor software	✓ #1 in self-checkout ✓ 22 of the top 30 global retailers ✓ NCR Silver now available at Staples	✓ #1 hospitality provider in the U.S.	✓ 4 of the 5 largest global airlines ✓ Top 10 hardware maintenance support ✓ Top 10 global outsourcer
Key Products & Services				
Customers	Wells Fargo, Chase, SunTrust, ICBC (Asia), bnz, Extraco Banks	Tesco, Target, IKEA, Walgreens, Walmart, Macy's, Intermarché, Ahold, Reliance, Дикси, Delhaize	Chick-fil-A, Choice Hotels International, Dunkin' Donuts, Burger King, Jamba Juice, Focus Brands, Landry's	Cisco, Hertz, US Airways, Frontier Airlines

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PENSION UPDATE

Pension Phases	Status
Phase 1	
➢ Reallocation of US plan assets to approx. 100% fixed income by end of 2012 ➢ Work with trustee boards of international plans to shift asset allocation to fixed income	➢ US: Achieved ~100% fixed income at end of Q4, 2012 ➢ International: 60%-70% fixed income at end of Q4, 2012
Phase 2	
➢ Contribute $500M to the U.S. pension plan financed through capital market borrowing ➢ Offer voluntary lump sum offer to deferred vested participants	➢ $600M in 10-year bonds issued at 5% coupon ➢ $500M contribution completed, $100M NPV positive transaction ➢ Additional $100M contribution in Q4 ➢ Underfunded status improved by ~$880M from beginning of year - now at ~$440 million.
Phase 3	

➢ Evaluate funding and further de-risking alternatives for the remaining U.S and international pension liability; goals:
  ➢ Reduce/eliminate underfunded status
  ➢ Reduce overall pension liability
  ➢ Reduce ongoing deadweight costs
  ➢ Increase free cash flow
	➢ Mark-to-market accounting on track to be implemented in Q1/13. Significant reduction in GAAP pension expense to ~$20M in 2013*
	➢ Review underway for additional lump sum
	➢ Requests in process to engage international plan trustees in discussion
	➢ Economics of additional borrowings / prefunding under review

* 2013 guidance for pension expense is based on mark-to-market methodology compared to our current methodology in 2012.

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NCR Confidential THE YEAR AHEAD 9 Strategic execution, breakaway innovation, customer-centric focus and improving our balance sheet will remain our top priorities Retalix transaction complete; Integration has begun Further execution of pension strategy; Expect Phase III to be announced by midyear Expect further expansion of software/SaaS revenues – Target of $725 - $775M in 2013 (1) Software includes software, software as a service (SaaS) and software maintenance. (1) Foresee balanced growth across core verticals - Financial Services business working against difficult comps; opportunities in adjacencies - Accelerating growth in Retail – Software/Sass; Omni-commerce and self checkout lead the way - Continued momentum in Hospitality; Solid core business, international, SaaS growth - Travel crosses the $100M revenue goal Overall growth continuing to track against three-year plan laid out at 2012 analyst day- revenue CAGR of 7-9% and NPOI CAGR of 15-20%

NCR Confidential SUPPLEMENTARY NON- GAAP MATERIALS

NCR Confidential NON-GAAP MEASURES 11 While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and the related presentation materials will include non-GAAP measures in an effort to provide additional useful information regarding NCR’s financial results. NCR’s management evaluates the Company’s results excluding certain items, such as pension expense or the effect of foreign currency translation, to assess the financial performance of the Company and believes this information is useful for investors because it provides a more complete understanding of NCR’s underlying operational performance, as well as consistency and comparability with NCR’s past reports of financial results. In addition, management uses certain of these measures to manage and determine effectiveness of its business managers and as a basis for incentive compensation. NCR management’s calculation of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for or superior to results determined in accordance with GAAP. The reconciliations of non-GAAP measures to comparable GAAP measures and other related information on the following slides are also available on the Investor Relations page of NCR’s website at www.ncr.com.

NCR Confidential NON-GAAP MEASURES 12 NPOI, Non-GAAP EPS and Operational Gross Margin. The non-GAAP income from operations (i.e., non-pension operating income, or NPOI), non-GAAP earnings per share and operational gross margin included in these materials exclude the impact of pension expense and certain special items. Due to the significant change in its pension expense from year to year and the non-operational nature of pension expense and these special items, including amortization of acquisition related intangibles, NCR’s management uses non-pension operating income and non-GAAP earnings per share to evaluate year-over-year operating performance. NCR may, in addition, segregate special items from its GAAP results from time to time to reflect the ongoing earnings per share performance of the company. NCR also uses non-pension operating income and non-GAAP earnings per share to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR determines non-pension operating income based on its GAAP income (loss) from operations excluding pension expense and special items. Free Cash Flow. Free cash flow (or FCF) does not have a uniform definition under GAAP. NCR defines free cash flow as net cash provided by/used in operating activities and cash flow provided by/used in discontinued operations less capital expenditures for property, plant and equipment, and additions to capitalized software. In these materials, NCR also uses the measure “adjusted free cash flow,” which NCR defines as free cash flow net of discretionary pension contributions. NCR’s management uses measures of free cash flow to assess the financial performance of the company and believes it is useful for investors because they relate the operating cash flow of the company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures, and in the case of adjusted free cash flow, after discretionary pension contributions, which can be used for, among other things, investment in the company’s existing businesses, strategic acquisitions, strengthening the company’s balance sheet, repurchase of company stock and repayment of the company’s debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Constant Currency. NCR’s period-over-period revenue growth on a constant currency basis excludes the effects of foreign currency translation. Due to the variability of foreign exchange rates from period to period, NCR’s management uses revenue on a constant currency basis to evaluate period-over-period operating performance. Revenue growth on a constant currency basis is calculated by translating prior period revenue at current period monthly average exchange rates.

NCR Confidential NON-GAAP RECONCILIATIONS 13 Q4 2012 Full-Year 2012 Q4 2012 Full-Year 2012 Gross Margin as a % of Revenue (GAAP) 20.2% 23.5% Loss (income) from Continuing Operations (GAAP) $(7) $232 Pension Expense 5.9% 3.0% Pension Expense 164 292 Acquisition-Related Amortization of Intangibles 0.3% 0.3% Acquisition-Related Amortization of Intangibles 9 38 Acquisition-Related Costs 11 23 OFAC and FCPA Investigations * 4 4* Gross Margin as a % of Revenue Excluding Pension and Special Items (non-GAAP) 26.4% 26.8% Non-Pension Operating Income (non-GAAP) $181 $589 $ in millions Gross margin as a % of Revenue (GAAP) to Gross Margin as a % of Revenue excluding Pension and Special Items (non-GAAP) Income from Continuing Operations (GAAP) to Non-Pension Operating Income (non-GAAP) • Full-year 2012 amount does not include ~$0.8M incurred during the third quarter of 2012.

NCR Confidential NON-GAAP RECONCILIATIONS 14 Full-Year 2012 Diluted Earnings Per Share from Continuing Operations (GAAP) $0.85 Pension Expense 1.33 Acquisition-Related Amortization of Intangibles 0.15 Acquisition-Related Costs 0.10 OFAC and FCPA Investigations 0.01 Impairment Charge 0.05 Diluted Earnings Per Share from Continuing Operations (non- GAAP) $2.49 $ in millions Diluted Earnings Per Share from Continuing Operations (GAAP) to Diluted Earnings Per Share from Continuing Operations (non-GAAP)

NCR Confidential NON-GAAP RECONCILIATIONS 15 Cash (used in) provided by operating activities (GAAP) to Free Cash Flow (non-GAAP) 2012 2011 2012 2011 Cash (used in) provided by operating activities (GAAP) $100 $274 $(180) $388 Net capital expenditures (49) (35) (160) (123) Net cash used in discontinued operations* (29) (10) (114) (77) Free cash flow (non-GAAP) 22 229 (454) 188 Less pension discretionary contribution 100 - 600 - Adjusted free cash flow (non-GAAP) $122 $229 $146 $188 $ in millions Three months ended December 31 Twelve months ended December 31 *For the three and twelve months ended December 31, 2012, net cash used in discontinued operations excludes $1 million and $99 million, respectively, of net cash provided by investing activities.

NCR Confidential 16 NON-GAAP RECONCILIATIONS Revenue Growth % (GAAP) to Constant Currency Revenue Growth % (non-GAAP) Full-Year 2012 Revenue growth % (GAAP) 8% Unfavorable foreign currency fluctuation impact 3% Constant currency revenue growth % (non-GAAP) 11%